                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1994 94-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                              TRUST ACCOUNT #3331982-0
                              REMITTANCE DATE: 12/15/94

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                   -------------   ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                $4,000,189.45

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                       448,753.49     4.93135703
          b. Class A-2 Interest                       287,875.00     6.12500000
          c. Class A-3 Interest                       198,916.67     6.41666677
          d. Class A-4 Interest                       298,125.00     6.62500000
          e. Class A-5 Remittance Rate
              (8.30%,unless Weighted Average
               Contract Rate is below 8.30%)               8.30%
          f. Class A-5 Interest                       426,156.58     6.91666661

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                    1,355,094.74            N/A
          a. Scheduled Principal                      642,932.52            N/A
          b. Principal Prepayments                    606,087.03            N/A
          c. Liquidated Contracts                     106,075.19            N/A
          d. Repurchases                                                    N/A

     (6)  Pool Scheduled Principal
            Balance                               297,807,318.69   967.07004682
    (6a)  Pool Factor                                  .96707005

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                               .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)               89.19%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                              TRUST ACCOUNT #3331982-0
                              REMITTANCE DATE: 12/15/94

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                   -------------   ------------
     (9)  Class A Percentage for the following
          Remittance Date                                 89.14%

    (10)  Class A Principal Distribution:
          a. Class A-1                              1,355,094.74    14.89115099
          b. Class A-2                                       .00            .00
          c. Class A-3                                       .00            .00
          d. Class A-4                                       .00            .00
          e. Class A-5                                       .00            .00

    (11)  Class A-1 Principal Balance              88,859,285.69   888.56357901
   (11a)  Class A-1 Pool Factor                        .88856358

    (12)  Class A-2 Principal Balance              47,000,000.00   1000.0000000
   (12a)  Class A-2 Pool Factor                       1.00000000

    (13)  Class A-3 Principal Balance              31,000,000.00   1000.0000000
   (13a)  Class A-3 Pool Factor                       1.00000000

    (14)  Class A-4 Principal Balance              45,000,000.00   1000.0000000
   (14a)  Class A-4 Pool Factor                       1.00000000

    (15)  Class A-5 Principal Balance              61,613,000.00   1000.0000000
   (15a)  Class A-5 Pool Factor                       1.00000000

    (16)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                               .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (17)  31-59 days                                1,888,507.77             78

    (18)  60 days or more                             858,171.46             35

    (19)  Current Month Repossessions                 119,694.95              4

    (20)  Repossession Inventory                      398,735.41             17

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                              TRUST ACCOUNT #3331982-0
                              REMITTANCE DATE: 12/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 2000)

    (21)  Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Remittance Date                                              .29%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 4%)                                   .24%

    (22)  Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Remittance Date                                              .63%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 6%)                                   .47%

    (23)  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 7% from August 1, 1999 to
              July 31, 2000, 9% from August 1, 2000 to
              July 31, 2001 and 10% thereafter)                            .01%

    (24)  Current Realized Losses Test

          (a) Current Realized Losses for current Remittance
              Date                                                    30,503.05

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
              arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.50%)                                       0.04%

    (25)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance for prior Remittance date (must
              equal or exceed 21%) and the Class B Principal Balance
              as of such Remittance Date is greater than or equal
              to $6,158,961.00                                           10.81%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CW0, CX8
                              REMITTANCE DATE: 12/15/94

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                   -------------   ------------
CLASS B1 CERTIFICATES
- ---------------------

 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                  985,267.97

 (2)  Class B-1 Remittance Rate (8.20% unless
      Weighted Average Contract Rate is
      below 8.20%)                                         8.20%

 (3)  Aggregate Class B1 Interest                      84,173.00     6.83333333

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                                  .00            .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                     .00            .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                  .00

(7a)  Class B Percentage for the following
      Remittance Date                                        .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(9a)  Class B1 Principal Shortfall                           .00

(9b)  Unpaid Class B1 Principal Shortfall                    .00

(10)  Class B Principal Balance                    32,335,033.00

(11)  Class B1 Principal Balance                   12,318,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                              CUSIP#'S  393505-CW0, CX8
                              REMITTANCE DATE: 12/15/94

Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                      901,094.97

(13)  Class B-2 Remittance Rate (8.60%
      unless Weighted Average Contract
      Rate is less than 8.60%)                             8.60%

(14)  Aggregate Class B2 Interest                     143,455.40     7.16666651

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                     .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(18)  Class B2 Principal Liquidation Loss Amount             .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)              .00

(20)  Guarantee Payment                                      .00

(21)  Class B2 Principal Balance                   20,017,033.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                124,651.01

(23)  Class C Residual Payment                        632,988.56

(24)  Repossessed Contracts                           119,694.95

(25)  Repossessed Contracts Remaining
      in Inventory                                    398,735.41

(26)  Weighted Average Contract Rate                       11.03

                                      GTFC
                                      94-4
                                 November, 1994
                              Defaulted Contracts

                                                           Estimated
                                           Repurchase       Loss at
Account #        Principal     Interest      Amount        Sale Date
- ---------       -----------    --------    -----------     ---------

23313963          10,435.80       68.78      10,504.58      4,633.95
23314008          22,190.78      146.27      22,337.05      9,022.72
65311863          22,093.66      145.63      22,239.29      1,931.20
90317974          36,331.10      239.48      36,570.58           .00
96314565          15,023.85       99.03      15,122.88      2,782.91
                -----------     -------    -----------    ----------

                $106,075.19     $699.19    $106,774.38    $18,370.78
                ===========     =======    ===========    ==========